                                                                    EXHIBIT 99.1

                      Report of Independent Accountants


To the Board of Directors and Shareholders of the Kruse International Group of Companies


In our opinion, the accompanying combined balance sheet and the related combined statements of operations and shareholder's equity and of cash flows present fairly, in all material respects, the combined financial position of the Kruse International Group of Companies at December 31, 1997 and 1998, and the combined results of their operations and their cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Group's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

San Jose, California
July 7, 1999

                              KRUSE INTERNATIONAL
                              GROUP OF COMPANIES
                            COMBINED BALANCE SHEET
                     (in thousands, except share amounts)

                                                                                   December 31,                     March 31,
                                                                           1997                  1998                  1999
                                                                       -------------        --------------       --------------
                                                                                                                   (unaudited)
                               ASSETS
Current assets:
   Cash and cash equivalents.....................................           $  638                $  493                $  304
   Accounts receivable...........................................                8                    20                    17
   Other current assets..........................................              390                   363                   177
   Deferred tax asset............................................               38                    38                    38
                                                                            ------                ------                ------
       Total current assets......................................            1,074                   914                   536

Property and equipment, net......................................            3,975                 4,253                 4,055
Other assets, net................................................              249                   198                   185
                                                                            ------                ------                ------

                                                                            $5,298                $5,365                $4,776
                                                                            ======                ======                ======

                         LIABILITIES AND
                       SHAREHOLDERS' EQUITY
Current liabilities:
   Notes payable, current........................................           $  148                $  257                $  248
   Accounts payable..............................................              793                   822                   763
   Accrued liabilities...........................................            1,017                   981                 1,018
   Customer advances and unearned revenue........................              233                   246                   199
   Taxes payable.................................................            1,242                 1,380                 1,370
                                                                            ------                ------                ------
       Total current liabilities.................................            3,433                 3,686                 3,598

Deferred tax liability...........................................              295                   261                   261
Notes payable....................................................              344                   250                   172
                                                                            ------                ------                ------
                                                                             4,072                 4,197                 4,031
                                                                            ------                ------                ------

Commitments and contingencies (Note 5)

Shareholders' equity:
  Common Stock, no par value, 23,000 shares authorized;
   23,000 shares issued and outstanding..........................               32                    32                    32
   Retained earnings.............................................            1,194                 1,136                   713
                                                                            ------                ------                ------
       Total shareholders' equity................................            1,226                 1,168                   745
                                                                            ------                ------                ------

                                                                            $5,298                $5,365                $4,776
                                                                            ======                ======                ======



         The accompanying notes are an integral part of these combined financial statements.

                              KRUSE INTERNATIONAL
                               GROUP OF COMPANIES
                       COMBINED STATEMENT OF OPERATIONS
                                 (in thousands)

                                                                      Year Ended               Three Months Ended
                                                                     December 31,                  March 31,
                                                            ------------------------------   ----------------------
                                                              1996       1997       1998        1998         1999
                                                            --------   --------   --------   -----------   --------
                                                                                                    (unaudited)
Net revenues:
 Auction fees and services...............................    $7,398     $7,276    $ 9,750        $2,198     $2,372
 Other...................................................       362        244        515           257        179
                                                             ------     ------    -------        ------     ------
  Net revenues...........................................     7,760      7,520     10,265         2,455      2,551
                                                             ------     ------    -------        ------     ------
Cost of net revenues:
 Auction fees and services...............................     1,335      1,560      2,087           381        576
 Other...................................................        --         --         --            --         --
                                                             ------     ------    -------        ------     ------
  Cost of net revenues...................................     1,335      1,560      2,087           381        576
                                                             ------     ------    -------        ------     ------
  Gross profit...........................................     6,425      5,960      8,178         2,074      1,975
                                                             ------     ------    -------        ------     ------
Operating expenses:
 Sales and marketing.....................................     3,091      3,071      3,609         1,070      1,244
 General and administrative..............................     2,933      2,824      4,510           817      1,154
                                                             ------     ------    -------        ------     ------
  Total operating expenses...............................     6,024      5,895      8,119         1,887      2,398
                                                             ------     ------    -------        ------     ------
Income (loss) from operations............................       401         65         59           187       (423)
                                                             ------     ------    -------        ------     ------
Other income (expense):
 Interest and other income, net..........................        18         20         30             4          7
 Interest expense........................................      (161)       (60)       (38)           (4)        (7)
                                                             ------     ------    -------        ------     ------
Income from combined companies before taxes..............       258         25         51           187       (423)

Provision for income taxes...............................      (327)      (262)      (109)          (75)        --
                                                             ------     ------    -------        ------     ------

Net income (loss)........................................    $  (69)    $ (237)   $   (58)       $  112     $ (423)
                                                             ======     ======    =======        ======     ======




    The accompanying notes are an integral part of these combined financial statements.

                              KRUSE INTERNATIONAL
                               GROUP OF COMPANIES
                   COMBINED STATEMENT OF SHAREHOLDERS' EQUITY
                                 (in thousands)


                                                            Common Stock                      Retained        Total Shareholders'
                                                      Shares              Amount              Earnings               Equity

Balance at December 31, 1995..................           23                $  32               $1,362                $1,394

Net income....................................           --                   --                   69                    69
                                                      -----                -----               ------                ------
Balance at December 31, 1996..................           23                   32                1,431                 1,463

Net loss......................................           --                   --                 (237)                 (237)
                                                      -----                -----               ------                ------
Balance at December 31, 1997..................           23                   32                1,194                 1,226

Net loss......................................           --                   --                  (58)                  (58)
                                                      -----                -----               ------                ------
Balance at December 31, 1998..................           23                   32                1,136                 1,168

Net loss (unaudited)..........................           --                   --                 (423)                 (423)
                                                      -----                -----               ------                ------
Balance at March 31, 1999 (unaudited).........           23                $  32               $  713                $  745
                                                      =====                =====               ======                ======



    The accompanying notes are an integral part of these combined financial statements.

                              KRUSE INTERNATIONAL
                               GROUP OF COMPANIES
                        COMBINED STATEMENT OF CASH FLOWS
                                 (in thousands)

                                                                                             Three Months Ended
                                                             Year Ended December 31,              March 31,
                                                            --------------------------      ---------------------
                                                             1996      1997      1998         1998        1999
                                                            -------   -------  -------      --------     --------
                                                                                                (unaudited)
Cash flows from operating activities:
 Net income (loss).......................................    $ (69)    $(237)   $ (58)        $ 112       $(423)
 Adjustments to reconcile net income (loss) to net cash
  provided by operating activities:
     Depreciation and amortization.......................      167       176      322            33         100
     Gain on sale of property and equipment..............       --        --       --            --         (83)
     Changes in assets and liabilities:
       Accounts receivable...............................       81        66      (12)            5           3
       Other current assets..............................       29      (112)      28           266         186
       Other assets......................................       (7)       --       --            --          --
       Accounts payable..................................     (235)      169       29          (540)        (59)
       Accrued liabilities...............................      173       230      (36)          200          37
       Customer advances and unearned revenue............       38        56       13           (99)        (47)
       Taxes payable.....................................      304       244      138            75         (10)
       Deferred tax liabilities..........................       --        --      (34)           --          --
                                                             -----     -----    -----         -----       -----
  Net cash provided by (used in) operating activities....      481       592      390            52        (296)
                                                             -----     -----    -----         -----       -----

Cash flows from investing activities:
 Purchases of property and equipment.....................     (345)     (142)    (550)           --          (6)
 Proceeds from sales of property and equipment...........       --        --       --            --         200
                                                             -----     -----    -----         -----       -----
  Net cash provided by (used in) investing activities....     (345)     (142)    (550)           --         194
                                                             -----     -----    -----         -----       -----

Cash flows from financing activities:
 Proceeds from (repayment of) note payable...............     (202)      (63)      15          (123)        (87)
                                                             -----     -----    -----         -----       -----
  Net cash provided by (used in) financing activities....     (202)      (63)      15          (123)        (87)
                                                             -----     -----    -----         -----       -----

Net increase (decrease) in cash and cash equivalents.....      (66)      387     (145)          (71)       (189)

Cash and cash equivalents, beginning of period...........      317       251      638           638         493
                                                             -----     -----    -----         -----       -----

Cash and cash equivalents, end of period.................    $ 251     $ 638    $ 493         $ 567       $ 304
                                                             =====     =====    =====         =====       =====

Supplemental disclosures:
 Cash paid for interest..................................    $ 161     $  60    $  38         $   4       $   7
 Cash paid for income taxes..............................    $  23     $  18    $   5         $  13       $  10

Supplemental non-cash investing and financing activity:
 Issuance of note payable for non-compete agreement......    $  --     $ 240    $  --         $  --       $  --

    The accompanying notes are an integral part of these combined financial statements.

                             KRUSE INTERNATIONAL
                              GROUP OF COMPANIES
                   NOTES TO COMBINED FINANCIAL STATEMENTS
                     (in thousands, except share amounts)

1. The Group Companies and Summary of Significant Accounting Policies

   The Group Companies and Basis of Presentation

   The accompanying combined financial statements include the accounts of Kruse International, Auburn Cordage Inc., ACD Auto Sales Inc., Classic Advertising & Promotion Inc. and Reppert Auction School Inc. (collectively the "Group" or "Group Companies"). The financial statements for the aforementioned companies have been prepared on a combined basis for all periods presented as the companies were subject to common control. All intercompany accounts and transactions have been eliminated in the preparation of these combined financial statements.

   Kruse International - was founded in 1971 and operated as a sole proprietorship until it was incorporated in the state of Indiana in August 1986. Kruse International conducts auctions and performs appraisal services for classic car auctions in various locations in the United States, England, Germany and the Netherlands.

   Auburn Cordage Inc. - was incorporated in September 1962 and operates as a real estate holding company for properties leased by Kruse International conducting its classic car auctions.

   ACD Auto Sales Inc. - was incorporated in March 1992 and operates as a special purpose entity for the ownership of auto dealer licenses on behalf of Kruse International.

   Classic Advertising & Promotion Inc. - was incorporated in Indiana and operates as a special purpose entity and provides advertising services on behalf of Kruse International.

   Reppert Auction School Inc. - was incorporated in June 1997 and operates a training center for auctioneers including those employed by Kruse International.

   Use of estimates
   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period.
   Actual results could differ from those estimates.

   Revenue recognition
   Revenues are derived primarily from entry fees on auction items, bidder registration fees and commission fees calculated as a percentage of the final auction sales transaction value. Revenues related to these fees are recognized upon the completion of an auction. Revenues are also derived from sponsorship fees paid by various corporations. Sponsor fee revenues are recognized over the term of the sponsorship agreement. Advertising revenues and auctioneer tuition fees do not represent a significant source of revenues and are recognized as advertising and auctioneer training services are provided.

   Cash equivalents
   The Group Companies consider all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents. Cash equivalents consist principally of deposit and money market accounts that are stated at cost, which approximates fair value. The Group Companies deposit cash and cash equivalents with financial institutions which management believes are of high credit quality.

   Concentration of credit risk
   Financial instruments that potentially subject the Group Companies to a concentration of credit risk consist of cash, cash equivalents, and accounts receivable. The Group Companies' accounts receivable are derived from revenues earned from customers located in the United States, England, Germany, The Netherlands and Japan and are denominated in U.S. dollars. Accounts receivable balances are typically settled upon completion of an auction and as a result, the Companies have minimal outstanding accounts receivable. During the years ended December 31, 1996, 1997 and 1998 and the three month periods ended March 31, 1998 and 1999 (unaudited) no customers accounted for more than 10% of net revenues.

   Property and equipment
   Property and equipment are stated at historical cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets which range from five years for office equipment and vehicles to
   31.5 years for buildings and building improvements.

   Other assets
   Other assets consist primarily of a non-compete agreement with a former shareholder, which is being amortized on a straight-line basis over the 60 month term of the agreement.

   Long-lived assets
   The Companies evaluate the recoverability of long-lived assets in accordance with Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of" ("SFAS 121"). SFAS 121 requires recognition of impairment of long-lived assets in the event the net book value of such assets exceeds the future undiscounted cash flows attributable to such assets.

   Fair value of financial instruments
   The Companies' financial instruments, including cash, cash equivalents, accounts receivable and accounts payable are carried at cost, which approximates their fair value because of the short-term maturity of these instruments.

   Advertising expenses
   Advertising costs are expensed as incurred and totaled $1,691, $1,413, $1,787, $358 (unaudited) and $788 (unaudited) during the years ended December 31, 1996, 1997 and 1998 and the three months ended March 31, 1998 and 1999 respectively.

   Income taxes
   Income taxes are accounted for using an asset and liability approach, which requires the recognition of taxes payable or refundable for the current year and deferred tax liabilities and assets for the future tax consequences of events that have been recognized in the Companies' financial statements or tax returns. The measurement of current and deferred tax liabilities and assets are based on provisions of the enacted tax law; the effects of future changes in tax laws or rates are not anticipated. The measurement of deferred tax assets is reduced, if necessary, by the amount of any tax benefits that, based on available evidence, are not expected to be realized.

   Comprehensive income
   Effective January 1, 1998, the Companies adopted the provisions of SFAS No. 130, "Reporting Comprehensive Income." SFAS No. 130 establishes standards for reporting comprehensive income and its components in financial statements. Comprehensive income, as defined, includes all changes in equity (net assets) during a period from non-owner sources. To date, the Group Companies have not had any transactions that are required to be reported in comprehensive income.

   Segment information
   Effective January 1, 1998, the Group Companies adopted the provisions of SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information." The Companies' management identify their operating segments based on business activities, management responsibility and geographic location. During all periods presented, the Group operated in a single business segment providing classic car auction services, primarily in the United States. Through March 31, 1999, foreign operations have not been significant.

   Foreign currency translation
   The Group Companies use the U.S. dollar as their functional currency. Revenues and expenses are translated at average exchange rates in effect during each period, and balance sheet amounts are translated at historical exchange rates. Gains or losses from foreign currency transactions are included in the determination of net income or loss.

   Recent accounting pronouncements
   In April 1998, the AICPA issued Statement of Position ("SOP") 98-5 "Reporting on the Costs of Start-Up Activities." Start-up activities are defined broadly as those one-time activities related to opening a new facility, introducing a new product or service, commencing some new operation or organizing a new entity. Under SOP 98-5, the cost of start-up activities should be expensed as incurred. SOP 98-5 is effective January 1, 1999 and the Group Companies do not expect its adoption to have a material effect on their results of operations, financial position or cash flows.

   In June 1998, the FASB issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivatives and Hedging Activities". SFAS 133 is effective for all fiscal quarters beginning with the quarter ending June 30, 2000. SFAS 133 establishes accounting and reporting standards of derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. The Group Companies will adopt SFAS No. 133 in the quarter ending June 30, 2000 and do not expect such adoption to have an impact on their results of operations, financial position or cash flows.

   Unaudited interim financial information
   The accompanying interim financial statements as of March 31, 1999 and for the three months ended March 31, 1998 and 1999, are unaudited. The unaudited interim financial statements have been prepared on the same basis as the annual financial statements, and in the opinion of management, reflect all adjustments, which include only normal recurring adjustments, necessary to present fairly the Company's financial position at March 31, 1999 and their results of operations and cash flows for the three months ended March 31, 1998 and 1999. The financial data and other information disclosed in these notes to the financial statements related to these periods are unaudited. The results for the three months ended March 31, 1999 are not necessarily indicative of the results to be expected for the year ending December 31, 1999.

2. Balance Sheet Components


                                                                                 December 31,                         March 31,
                                                                        1997                    1998                    1999
                                                                     -----------             -----------            ------------
                                                                                                                     (unaudited)
Accounts receivable:
   Accounts receivable......................................           $     8                 $    20                $    17
                                                                       -------                 -------                -------
   Less:  Allowance for doubtful accounts...................                --                      --                     --
                                                                       -------                 -------                -------
                                                                       $     8                 $    20                $    17
                                                                       =======                 =======                =======

Property and equipment, net:
   Land and buildings.......................................           $ 1,453                 $ 1,453                $ 1,453
   Building improvements....................................             2,949                   3,433                  3,317
   Office equipment.........................................               473                     569                    574
   Vehicles.................................................               355                     325                    325
                                                                       -------                 -------                -------
                                                                         5,230                   5,780                  5,669

 Less:  Accumulated depreciation and amortization...........            (1,255)                 (1,527)                (1,614)
                                                                       -------                 -------                -------

                                                                       $ 3,975                 $ 4,253                $ 4,055
                                                                       =======                 =======                =======

Accrued liabilities:
    Payroll and related expenses............................           $    39                 $    46                $    60
    Property taxes..........................................                43                      44                     55
    Unclaimed checks........................................               242                     242                    242
    Accrued interest and other expenses.....................               621                     621                    621
    Other...................................................                72                      28                     40
                                                                       -------                 -------                -------

                                                                       $ 1,017                 $   981                $ 1,018
                                                                       =======                 =======                =======

3.   Income Taxes

   The provisions for income taxes consist of the following:

                                                                                        Year Ended December 31,
                                                                                  1996           1997          1998
                                                                                --------       --------      ---------
Current:
    Federal.....................................................................  $ 246         $ 217          $ 110
    State and local.............................................................     66            59             33
                                                                                  -----         -----          -----
       Total current............................................................    312           276            143
                                                                                  -----         -----          -----

Deferred:
    Federal.....................................................................     12           (11)           (25)
    State and local.............................................................      3            (3)            (9)
                                                                                  -----         -----          -----
       Total deferred...........................................................     15           (14)           (34)
                                                                                  -----         -----          -----
                                                                                  $ 327         $ 262          $ 109
                                                                                  =====         =====          =====

   The effective tax rate differs from the statutory rate as a result of the following:

                                                                                      Year Ended December 31,
                                                                                 1996           1997          1998
                                                                             ------------   ------------  ------------
Provision at statutory rate.............................................      $  88            $   8         $  17
Permanent differences:
   Meals and entertainment..............................................         10               11            15
   Life insurance.......................................................         22               30            42
   Non-deductible expenses..............................................        153              169            --
   Other................................................................         11                6            13
State taxes, net of federal benefit.....................................         43               38            22
                                                                              -----            -----         -----
                                                                              $ 327            $ 262         $ 109
                                                                              =====            =====         =====

   Deferred tax assets and liabilities consist of the following:



                                                                                                    December 31,
                                                                                             1997                   1998
                                                                                         -----------            -----------
Deferred tax assets:
    Accruals and reserves.....................................................             $  38                  $  38
                                                                                           -----                  -----
Deferred tax liabilities:
    Depreciation and amortization.............................................              (295)                  (261)
                                                                                           -----                  -----

Net deferred tax liability....................................................             $(257)                 $(223)
                                                                                           =====                  =====

4. Borrowings

   Notes payable
   Notes payable consists of amounts payable to various financial institutions and a former shareholder and are secured by specified property as follows:



                                                                                   December 31,                       March 31,
                                                                          1997                    1998                  1999
                                                                       -----------            -----------           ------------
                                                                                                                     (unaudited)
6% note; interest and principal payable at
 maturity in May 1999.......................................             $ 240                   $ 140                  $ 140
10% note; $1,200.00 in interest and principal payable
 monthly, matures April 2004................................                77                      70                     --
8% note; $12,500.00 in interest and principal payable
 semiannually; matures September 2003.......................                64                      43                     43
10.5% note; $2,487.00 in interest and principal payable
 monthly; matures December 2002.............................               111                      92                     87
7.5% note; $47,500.00 in interest and principal payable
 annually; matures October 2000.............................                --                      97                     97
7.75% - 8.5% automobile notes; payable in monthly principal
 and interest payments ranging from $300.00 to $1,425.00;
 maturing December 1999 through January 2003................                --                      65                     53
                                                                         -----                   -----                  -----
                                                                           492                     507                    420
Less:  Current portion......................................              (148)                   (257)                  (248)
                                                                         -----                   -----                  -----
                                                                         $ 344                   $ 250                  $ 172
                                                                         =====                   =====                  =====

   Principal payments under notes payable are as follows:

Year Ending
December 31,
   1999..............................................................................                     $257
   2000..............................................................................                      112
   2001..............................................................................                       45
   2002..............................................................................                       46
   2003..............................................................................                       13
   Thereafter........................................................................                       34
                                                                                                          ----

   Total principal obligations.......................................................                     $507
                                                                                                          ====

5. Commitments and Contingencies

   Leases
   The Group Companies lease office space and equipment under noncancelable operating leases with various expiration dates through June 2001. Rent expense for the years ended December 31, 1996, 1997 and 1998 and for the three months ended March 31, 1998 and 1999 was $0, $57, $73, $4 (unaudited) and $11 (unaudited), respectively. The terms of the facility lease provide for rental payments on a graduated scale. The Group Companies recognize rent expense on a straight-line basis over the lease period, and have accrued for rent expense incurred but not paid.

   Future minimum lease payments under noncancelable operating leases at December 31, 1998 are as follows:


Year Ending                                                          Operating
December 31,                                                          Leases
   1999............................................................    $33
   2000............................................................     19
   2001............................................................     14
                                                                       ---
   Total minimum lease payments....................................    $66
                                                                       ===

   Contingencies
   On July 1, 1992, the Group Companies were notified by the Internal Revenue Service that they had failed to make certain required filings of Form 5300, Report of Cash Payments Over $10,000 Received in a Trade or Business, for the years 1990, 1991 and 1992. In December 1996, civil penalties were assessed against the Companies relating to this claim. These allegations are being vigorously defended by the Group Companies' management. The outcome of these allegations is unknown, however, management does not expect that resolution of this matter will have a material adverse impact on the Group Companies' financial position or results of operations.

   From time to time, the Group Companies are involved in other various disputes which have arisen in the ordinary course of business. Management believes that the ultimate resolution of these disputes will not have a material adverse impact on the Companies' financial position or results of operations.


6. Employee Benefit Plans

   The Group Companies sponsor a 401(k) defined contribution plan covering all employees. Contributions made by the Group Companies are determined annually by the Boards of Directors. Employer contributions under this plan totaled $0, $15, $0, $0 (unaudited) and $1 (unaudited) for the years ended December 31, 1996, 1997, 1998 and the three months ended March 31, 1998 and 1999, respectively.

7. Subsequent Events

   On May 20, 1999, eBay Inc. acquired all of the outstanding Common Stock of each of the combined companies, at which time the Companies became wholly-owned subsidiaries of eBay Inc.